UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On January 5, 2023, Pyxus International, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Pyxus Holdings, Inc. (the “Issuer”), has commenced a private offer to exchange (the “Exchange Offer”) any and all of the Issuer’s outstanding 10.000% Senior Secured First Lien Notes due 2024 (the “Existing Notes”) for an equal principal amount of new 8.50% Senior Secured Notes due 2027 to be issued by the Issuer (the “New Notes”).

In conjunction with the Exchange Offer, the Issuer is soliciting consents from the holders of the Existing Notes to amend the indenture governing the Existing Notes (the “Existing Notes Indenture”), the Existing Notes and the related intercreditor and security documents as necessary to, among other things, (i) eliminate most of the restrictive covenants and certain of the affirmative covenants applicable to the Existing Notes, (ii) eliminate the change of control repurchase obligation in the Existing Notes Indenture and the Existing Notes, (iii) subordinate in right of payment the Existing Notes to the Issuer’s existing and future senior indebtedness (including the New Notes and other new secured debt), (iv) eliminate certain events of default and (v) release all of the collateral securing the Existing Notes.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to a separate disclosure statement and only to such persons and in such jurisdictions as permitted under applicable law.

Forward-Looking Statements

Statements in this report contain forward-looking statements. You can identify these forward-looking statements by use of words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets,” “could,” “should,” and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events, except as required by law. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this Form 8-K. Any such forward-looking statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended March 31, 2022 and the subsequently filed quarterly reports on Form 10-Q incorporated by reference therein and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYXUS INTERNATIONAL, INC.
(Registrant)

By:	/s/ William L. O’Quinn, Jr.
Name:	William L. O’Quinn, Jr.
Title:	Senior Vice President – Chief Legal Officer and Secretary

Date: January 5, 2023